SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






          Date of Report (Date of earliest event reported) May 21, 1999






                            PENN-AMERICA GROUP, INC.
            (Exact name of registration as specified in this charter)







         Pennsylvania                    0-22316                 23-2731409
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)



420 S. York Road, Hatboro, Pennsylvania                            19040
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600

Item 5.  Other Events

         On May 21,1999 the Company issued a press release (the "Press Release") which indicated that two directors of the Company had tendered their resignations immediately following their re-election to the Board of Directors. Both directors for business reasons were no longer able to serve on the Company's board.
         A copy of the Press Release is attached as Exhibit 99.01.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Financial statements of business acquired:

                  Not applicable.

         (b) Pro forma financial information:

                  Not applicable.

         (c)   Exhibits:
 .                 Penn-America Group's press release dated May 21,1999.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     PENN-AMERICA GROUP, INC.



Date: May 21,1999
BY: /s/ Rosemary Ferrero
  ------------------------
    Rosemary Ferrero
   (Principal Accounting Officer)

NEWS

For Release:      May 21, 1999

Contact:          Financial:    Rosemary Ferrero, CPA
                                Chief Financial Officer
                                (215) 443-3612 or ferrero@penn-america.com

                  Media:        David Kirk, APR
                                (610) 792-3329 or davidkirk@thePRguy.com

Summary: Two Penn-America Group, Inc. (NYSE:PNG) directors resign after re-election to board

                  HATBORO PA (May 21, 1999) - Two directors of Penn-America Group, Inc. (NYSE:PNG) tendered resignations after their re-election to the company's board of directors at the regularly scheduled meeting of the board on May 19, 1999. James E. Heerin, Jr., senior vice president and general counsel for InterAg Technologies, Inc. is unable to serve on the board because of the policy of Deere & Company which recently completed its acquisition of InterAg Technolgies that prohibits officers from serving on the boards of other companies. Thomas M. Spiro, managing general partner of TMS Capital Partners, L.P. declined to continue service on the board due to other business commitments.
         The nominating committee of the board will seek replacements for both directors. Heerin had served on the board for six years, Spiro for two.
         Jon S. Saltzman, president and CEO noted, "We will miss the ongoing contributions these two outstanding business leaders made to the fundamental strengths of this business. All stockholders can be grateful that we benefited from their guidance and we wish both of them continued success in their endeavors."
         Penn-America Group, Inc. (www.penn-america.com) is a specialty niche insurance company which, through its subsidiaries Penn-America Insurance Company and Penn-Star Insurance Company, underwrites commercial property, general liability, commercial multi-peril and commercial automobile insurance. The company has developed a unique and profitable niche providing small-premium insurance products to small businesses in small cities and towns in all 50 states through a controlled network of 56 entrepreneurial general agents.
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